UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 North Torrey Pines Road, Suite 125 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2016, Kura Oncology, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2016. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Beginning on May 11, 2016, members of the Company’s management team will be providing presentation materials (the “Presentation”) to certain interested parties.  A copy of the Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is being disclosed pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 11, 2016
99.2	Presentation materials of Kura Oncology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: May 11, 2016	By:	/s/ Annette North
Annette North
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 11, 2016
99.2	Presentation materials of Kura Oncology, Inc.